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                                                                    EXHIBIT 99.3


                               THOMAS GROUP, INC.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                             BASIS OF PRESENTATION

                                  (Unaudited)

The accompanying pro forma consolidated balance sheet as of June 30, 1995 and the related pro forma consolidated statements of operations for the year ended December 31, 1994 and the six months ended June 30, 1995 give effect to the acquisition of Interlink Technologies, Inc., as described in Note 2, as if this transaction had occurred as of June 30, 1995, in the case of the pro forma consolidated balance sheet, and as of January 1, 1994, in the case of the pro forma consolidated statements of operations.

It should be noted that the fiscal year end of Thomas Group, Inc. is December 31; therefore, Thomas Group, Inc.'s historical information relates to the year ended December 31, 1994 and the six month period ended June 30, 1995. The corresponding period for Interlink Technologies, Inc. is also December 31, 1994 and the six month period ended June 30, 1995. The combined statement of operations data for Interlink Technologies, Inc. for the year ended December 31, 1994 was derived as detailed at Exhibit 99.5.

The pro forma consolidated financial statements have been prepared by management of Thomas Group, Inc. (the Company) and should be read in conjunction with the historical consolidated financial statements of the
Company, which have been previously filed and are hereby incorporated by reference, and the historical financial statements of Interlink Technologies, Inc., which annual financial statements are included elsewhere in the Form
8-K/A. The pro forma consolidated financial statements are based on certain assumptions and estimates which are subject to change. These statements do not purport to be indicative of the financial position or results of operations of the Company that might have occurred, nor are they indicative of future results.
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                                                                    Exhibit 99.3
                             THOMAS GROUP, INC.
            PRO FORMA CONSOLIDATED BALANCE SHEET - JUNE 30, 1995
                               (in thousands)
                                 (Unaudited)

                                                                       ACQUISITION OF INTERLINK
                                                                          TECHNOLOGIES, INC.
                                                                  ==================================
                                                       THOMAS         INTERLINK            PRO FORMA
                                                    GROUP, INC.   TECHNOLOGIES, INC.      ADJUSTMENTS
                                                       Note 1           Note 2               Note 2     PRO FORMA
                                                  ===============================================================
Cash and cash equivalents                              $13,469           $  419          $ (1,919)(a)     $11,969
Other current assets                                    12,781            1,824            (1,818)(a)      12,787
                                                  ---------------------------------------------------------------
   Total Current Assets                                 26,250            2,243            (3,737)         24,756
Property, plant and equipment                            5,982              222               178 (a)       6,382
Other assets                                             1,533               41                 -           1,574
Capitalized software development costs                     552              853                18 (a)       1,423
Goodwill                                                     -                -               199 (a)         199
                                                  ---------------------------------------------------------------
   Total Assets                                        $34,317           $3,359          $ (3,342)        $34,334
                                                  ===============================================================

Current liabilities                                    $ 6,695           $1,613          $ (1,599)(a)     $ 6,709
Deferred Revenues                                            -              822              (822)(a)           -
Other long-term obligations                              1,075              152              (149)(a)       1,078
                                                  ---------------------------------------------------------------
   Total Liabilities                                     7,770            2,587            (2,570)          7,787

Common stock
   Thomas Group, Inc.                                       58                -                 -              58
   Interlink Technologies, Inc.                              -                5                (5)(a)           -
Class B common stock                                         3                -                 -               3
Additional paid-in capital                              17,154              767              (767)(a)      17,154
Retained earnings                                       10,082                -                 -          10,082
Cumulative translation adjustment                          371                -                 -             371
Treasury stock - Thomas Group, Inc.                     (1,121)               -                 -          (1,121)
                                                  ---------------------------------------------------------------
   Total Stockholders' Equity                           26,547              772              (772)         26,547
                                                  ---------------------------------------------------------------
   Total Liabilities and Stockholders' Equity          $34,317           $3,359          $ (3,342)        $34,334
                                                  ===============================================================


        The accompanying notes are an integral part of this statement.